Cash	12 Months Ended
Sep. 30, 2012
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]

Note 4 – Cash

The significant components of cash are as follows:

	September 30	September 30
	2011	2012
Cash	$9,934	$13,598
Restricted cash	9,357	5,541
	$19,291	$19,139

As at September 30, 2012, restricted cash includes $3,100 (September 30, 2011 - $3,100) of funds held by a vendor as security related to agency arrangements and $2,441 advanced from third-party lenders in excess of consumer loans written to customers. As at September 30, 2011, restricted cash included $6,257 in funds to facilitate claims related to the British Columbia class action lawsuit settlement (Note 21 (a)).

Included in cash is approximately $4,640 (September 30, 2011 - $3,611) of cash that was in transit as a result of pre-authorized debit, facilitated by a vendor.